UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211, Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 952-1235

1004 Farnam Street, Suite 400

Omaha, Nebraska 68102

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2020, the Board of Managers of Greystone AF Manager LLC (“Greystone Manager”), which is the general partner of the general partner of America First Multifamily Investors, L.P. (the “Partnership”), appointed Jesse A. Coury to serve as the Partnership’s permanent Chief Financial Officer, effective February 12, 2020. Mr. Coury had been serving as the Partnership’s interim Chief Financial Officer since January 1, 2020.

Mr. Coury, who is 34 years old, had served as the Partnership’s Corporate Controller since 2017.  Mr. Coury served as the Director of Internal Audit for Burlington Capital LLC in 2016 and held various positions with RSM US LLP from 2009 to 2015, with his last position as an Assurance Manager. Mr. Coury received his Bachelor of Arts in Accounting and Master of Accountancy degrees from the University of Notre Dame. Mr. Coury holds a designation as a Certified Public Accountant (CPA) in the State of Nebraska.  Mr. Coury did not enter into any plan, contract, or arrangement in connection with his appointment as the permanent Chief Financial Officer.

There is no arrangement or understanding between Mr. Coury and any other persons or entities pursuant to which Mr. Coury was appointed as the Chief Financial Officer of the Partnership.  There is no family relationship between Mr. Coury and any member of the Board of Managers of Greystone Manager or any executive officer of the Partnership, and there are no transactions between the Partnership and Mr. Coury that require disclosure under Item 404(a) of Regulation S-K.

On February 11, 2020, the Partnership issued a press release regarding the appointment of Mr. Coury as Chief Financial Officer.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 11, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Dated: February 11, 2020	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury
Title: Chief Financial Officer